UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders

Annual report

U.S. growth equity mutual fund

Delaware Smid Cap Growth Fund

March 31, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Smid Cap Growth Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Smid Cap Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review Delaware Smid Cap Growth Fund	April 7, 2015

Performance preview (for the six-month period ended March 31, 2015)
Delaware Smid Cap Growth Fund (Class A shares)	six-month return	+16.02%
Russell 2500™ Growth Index (benchmark)	six-month return	+15.48%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Smid Cap Growth Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. For a description of the index, please see page 6.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP) is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company, a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

On May 20, 2014, the Board approved changing the Fund’s fiscal year from Sept. 30 to March 31. This change will be effective for the period ended March 31, 2015. Therefore, the managers’ commentary below applies to the partial year between Oct. 1, 2014, and March 31, 2015. In future editions of the Fund’s annual report, the managers’ commentary will report on the Fund’s entire fiscal year.

Stock market indices in the United States posted strong gains during the six-month period ended March 31, 2015, as the global economy continued to gradually improve. Ignoring several small dips and a near correction in October, major market indices climbed to record levels during the period as the S&P 500® Index eclipsed 2,000, the Russell 2500™ Index set an all-time high in March, and the Nasdaq made a brief return to 5,000, last seen 15 years ago. Small- and mid-cap stocks outperformed large caps during the period. Growth stocks, as measured by Russell indices, outperformed value stocks across all market capitalizations. Bond markets also continued to rise, despite the predictions of many investors that continued economic growth would lead to inflation. (Source: Bloomberg.)

In the U.S., an accommodative U.S. Federal Reserve ended its quantitative easing program in October and continued to maintain interest rates at historically low levels. At the same time, continued employment gains, lower energy prices, gains in the housing markets, and steady economic growth raised investor expectations of a long and overdue interest rate increase. Nonetheless, with inflation running below its target rate of 2.0%, the Fed indicated it will not rush to raise rates. In the meantime, many investors seeking yield turned to high-dividend paying utility and real estate stocks.

The period was notable for both the strengthening dollar and the sharp decline in oil prices. The stronger economy in the U.S. compared to Europe and Japan was largely responsible for the dollar’s gains against the euro and the yen. Advantageous for domestic consumers in the short run, a stronger dollar should make international investments more attractive as those economies benefit from increased export opportunities. The price of oil dropped dramatically as domestic shale oil production increased, demand fell, and foreign producers declined to cut production. While lower prices hurt the energy sector, other areas of the economy benefited, particularly those sensitive to consumer spending.

1

Portfolio management review Delaware Smid Cap Growth Fund

Overseas, markets shook off concerns about increased tension in the Middle East, political unrest in Ukraine, and the Ebola outbreak in Africa. In Europe, fear of renewed recession or deflation dissipated. As the period progressed, Europe showed signs of stabilization, as increasing economic strength in Germany and the United Kingdom spread to other European countries. Supporting this stabilization were lower interest rates, a weakening euro that helped European export markets, and an aggressive quantitative easing program. Towards the end of the period, Russian markets gained as oil prices stabilized and a peace deal with Ukraine loomed. Japan, China, and many of the Southeast Asian emerging markets continued to experience reasonably positive levels of gross domestic product growth. This market segment benefited from lower energy prices, an aggressive quantitative easing program in Japan, and a steady bank effort to restore liquidity in China.

Amid this slow, albeit steady progression of global economic growth, corporate profits continued to grow and strengthen. The strong market environment was also supported by an increase in global merger and acquisition activity, shareholder activism, attractive equity valuations, and a strengthening dollar that drove down commodity costs and shored up consumer confidence and income.

Fund performance

For the six-month period ended March 31, 2015, Delaware Smid Cap Growth Fund had a positive return, and outperformed its benchmark, the Russell 2500 Growth Index. The Fund returned +16.02% (Class A shares at net asset value) and +9.34% at maximum offering price (both figures reflect all distributions). During the same period, the benchmark gained +15.48%. For complete, annualized performance of Delaware Smid Cap Growth Fund, please see the table on page 4.

Strong relative performance in the utilities and producer durables sectors was partially offset by weak relative performance in the financial services and technology sectors.

The Fund used derivatives, including foreign currency exchange contracts, during the fiscal period. These, however, had a minimal effect on performance.

ABIOMED was a strong contributor to performance during the Fund’s fiscal period. The stock experienced several positive events that led to significant stock appreciation. The company continued to report strong financial results and gained positive regulatory approval for two separate heart devices (Impella RP® catheter and Impella 2.5). Regulatory approval for its heart pump device, Impella 2.5, allows for broader access to the market and lowers regulatory restrictions on the marketing of the device. We believe the anticipated increased usage of its heart-pump devices should enhance the company’s ability to increase shareholder value.

DineEquity was a contributor to performance during the period. The company recently underwent a debt restructuring that significantly reduced its interest rate and increased financial flexibility going forward. Partially as a result of this cost savings, the company approved an increase to its quarterly dividend and its stock buyback program, which the market seemed to view favorably. We believe the company continues to show how its completed transition from a restaurant owner-operator model to a pure franchise holding company has created additional shareholder value.

Another contributor to the Fund’s performance was j2Global. The company reported strong financial results, increased its dividend, and announced a compelling acquisition that could lead to the creation of significant additional shareholder value. Our thesis for owning the company is based on our belief that the company should continue to add incremental value for

2

shareholders by making many small, strategic, and financially sound acquisitions.

Core Laboratories was a detractor from performance during the period. As was the case with other companies in the energy industry, the fall in oil and natural gas prices resulted in stock weakness. Despite reporting better-than-expected earnings, the company lowered future guidance due to anticipated weaker North American activity. We are willing to live with a certain degree of cyclicality in the energy cycle given that this company’s solutions to site analysis seem to be valuable in various parts of the cycle. While this current industry cycle might be more volatile and challenging than in recent years, we believe the company’s competitive position and business model should hold up better than its peer group.

Heartland Payment Systems detracted from performance during the period. The stock experienced weakness during the first quarter of 2015 after the company reported weaker-than-expected financial results and lowered guidance due, in part, to acquisition and R&D related costs. We feel these recent acquisitions should be accretive to shareholder value over the long term. We continue to believe the company should be well-positioned to benefit from the secular global trend of payment transactions moving from paper-based currency to electronic transactions.

Graco, a maker of industrial fluid and lubrication systems, was also a detractor from performance during the period. While the company reported relatively solid financial results during the first quarter of 2015, it lowered its future guidance to reflect increasing headwinds from a strengthening dollar. While currency fluctuations may negatively affect top-line results (more than half of the company’s revenues come from outside the U.S.), we feel the company’s diverse product offering and acquisition strategy should allow the company to continue to experience strong organic growth and should help offset foreign currency headwinds.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary Delaware Smid Cap Growth Fund	March 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2015
	6 months*	1 year	5 years	10 years

Class A (Est. March 27, 1986)
Excluding sales charge	+16.02%	+13.87%	+18.69%	+10.85%
Including sales charge	+9.34%	+7.32%	+17.30%	+10.20%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+15.60%	+13.02%	+17.82%	+10.04%
Including sales charge	+14.64%	+12.08%	+17.82%	+10.04%

Class R (Est. June 2, 2003)
Excluding sales charge	+15.85%	+13.59%	+18.40%	+10.60%
Including sales charge	+15.85%	+13.59%	+18.40%	+10.60%

Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+16.13%	+14.14%	+19.00%	+11.16%
Including sales charge	+16.13%	+14.14%	+19.00%	+11.16%

Russell 2500 Growth Index	+15.48%	+13.83%	+16.97%	+10.64%

*Returns for less than one year are not annualized.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

There is no guarantee that a dividend-paying stock will continue to pay a dividend.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses	1.19%	1.94%	1.44%	0.94%
(without fee waivers)
Net expenses	1.19%	1.94%	1.44%	0.94%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary Delaware Smid Cap Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005, through March 31, 2015

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2005. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Russell 2500 Index, mentioned on page 1, measures the performance of the small- to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

6

Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201

7

Disclosure of Fund expenses For the six-month period from October 1, 2014 to March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2014 to March 31, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Smid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratio	Expenses Paid During Period 10/1/14 to 3/31/15*
Actual Fund return
Class A	$1,000.00	$1,160.20	1.22%	$6.57
Class C	1,000.00	1,156.00	1.97%	10.59
Class R	1,000.00	1,158.50	1.47%	7.91
Institutional Class	1,000.00	1,161.30	0.97%	5.23
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,015.11	1.97%	9.90
Class R	1,000.00	1,017.60	1.47%	7.39
Institutional Class	1,000.00	1,020.09	0.97%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

9

Security type / sector allocation and top 10 equity holdings Delaware Smid Cap Growth Fund	As of March 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	96.68%
Consumer Discretionary	24.38%
Energy	3.56%
Financial Services	21.16%
Healthcare	10.42%
Producer Durables	16.62%
Technology	15.33%
Utilities	5.21%
Short-Term Investments	3.42%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
DineEquity	5.63%
Sally Beauty Holdings	5.42%
MSCI Class A	5.40%
Zebra Technologies	5.33%
j2 Global	5.21%
Bio-Techne	5.19%
Heartland Payment Systems	4.56%
Graco	4.50%
Equity Commonwealth	4.28%
Blackbaud	4.10%

10

Schedule of investments Delaware Smid Cap Growth Fund	March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 96.68%

Consumer Discretionary – 24.38%
Coupons.com †	1,188,935	$13,958,097
DineEquity	684,159	73,211,855
Dunkin’ Brands Group	703,592	33,462,836
Outfront Media	953,045	28,515,106
Pandora Media †	1,244,676	20,176,198
Sally Beauty Holdings †	2,052,068	70,529,577
Shutterstock †	590,943	40,580,056
Ulta Salon Cosmetics & Fragrance †	242,855	36,634,677

		317,068,402

Energy – 3.56%
Core Laboratories	443,200	46,309,968

		46,309,968

Financial Services – 21.16%
Affiliated Managers Group †	215,951	46,381,956
Ellie Mae †	531,201	29,380,727
Equity Commonwealth †	2,095,902	55,646,198
Heartland Payment Systems @	1,267,114	59,364,291
MSCI Class A	1,145,673	70,241,212
WisdomTree Investments	660,950	14,183,987

		275,198,371

Healthcare – 10.42%
ABIOMED †	633,873	45,372,629
athenahealth †	189,719	22,650,551
Bio-Techne	672,786	67,473,708

		135,496,888

Producer Durables – 16.62%
Expeditors International of Washington	1,086,105	52,328,539
Graco	810,936	58,517,142
Ritchie Bros Auctioneers	1,445,211	36,043,562
Zebra Technologies †	764,670	69,367,039

		216,256,282

Technology – 15.33%
Arista Networks †	182,625	12,880,541
Blackbaud @	1,126,401	53,368,879
Logitech International Class R	2,775,857	36,555,432
NIC @	1,656,677	29,273,483
VeriFone Systems †	1,343,598	46,878,134
Yelp †	431,375	20,425,606

		199,382,075

11

Schedule of investments Delaware Smid Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Utilities – 5.21%
j2 Global	1,031,968	$67,779,658

		67,779,658

Total Common Stock (cost $801,234,988)		1,257,491,644

	Principal amount°

Short-Term Investments – 3.42%

Discount Notes – 1.01%≠
Federal Home Loan Bank
0.045% 4/6/15	6,571,086	6,571,060
0.057% 4/8/15	153,729	153,728
0.065% 4/20/15	146,225	146,223
0.075% 6/4/15	1,603,991	1,603,845
0.075% 6/29/15	1,603,991	1,603,789
0.095% 7/14/15	3,047,583	3,047,056

		13,125,701

Repurchase Agreements – 2.41%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $12,848,664 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $13,105,621)	12,848,646	12,848,646
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $10,707,235 (collateralized by U.S.government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $10,921,350)	10,707,205	10,707,205
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $7,789,171 (collateralized by U.S.government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $7,944,936)	7,789,149	7,789,149

		31,345,000

Total Short-Term Investments (cost $44,470,210)		44,470,701

Total Value of Securities – 100.10% (cost $845,705,198)		$1,301,962,345

12

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $142,006,653, which represents 10.92% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities Delaware Smid Cap Growth Fund	March 31, 2015

Assets:
Investments, at value[1]	$1,257,491,644
Short-term investments, at value[2]	44,470,701
Cash	379,025
Dividends and interest receivable	766,088
Receivable for fund shares sold	744,129

Total assets	1,303,851,587

Liabilities:
Payable for fund shares redeemed	1,494,366
Investment management fees payable	767,290
Other accrued expenses	557,270
Distribution fees payable to affiliates	250,475
Other affiliates payable	101,483
Trustees’ fees and expenses payable	3,278

Total liabilities	3,174,162

Total Net Assets	$1,300,677,425

Net Assets Consist of:
Paid-in capital	$773,398,177
Accumulated net realized gain on investments	71,019,373
Net unrealized appreciation of investments and foreign currencies	456,259,875

Total Net Assets	$1,300,677,425

14

Net Asset Value
Class A:
Net assets	$838,620,206
Shares of beneficial interest outstanding, unlimited authorization, no par	28,518,547
Net asset value per share	$29.41
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$31.20

Class C:
Net assets	$79,900,528
Shares of beneficial interest outstanding, unlimited authorization, no par	3,723,268
Net asset value per share	$21.46

Class R:
Net assets	$17,416,492
Shares of beneficial interest outstanding, unlimited authorization, no par	616,784
Net asset value per share	$28.24

Institutional Class:
Net assets	$364,740,199
Shares of beneficial interest outstanding, unlimited authorization, no par	10,427,170
Net asset value per share	$34.98
[1]Investments, at cost	$801,234,988
[2]Short-term investments, at cost	44,470,210

See accompanying notes, which are an integral part of the financial statements.

15

Statements of operations Delaware Smid Cap Growth Fund

	10/1/14	Year
	to	ended
	3/31/15*	9/30/14
Investment Income:
Dividends	$11,052,580	$11,035,169
Interest	5,142	14,399
Securities lending income	—	321
Foreign tax withheld	(250,637)	(233,139)

	10,807,085	10,816,750

Expenses:
Management fees	4,403,675	9,226,889
Distribution expenses — Class A	1,005,700	2,323,127
Distribution expenses — Class B	—	24,572
Distribution expenses — Class C	391,186	871,858
Distribution expenses — Class R	43,037	90,091
Dividend disbursing and transfer agent fees and expenses	955,938	1,990,812
Reports and statements to shareholders	185,539	139,648
Accounting and administration expenses	169,966	454,195
Legal fees	84,073	112,389
Registration fees	78,243	88,172
Custodian fees	32,666	91,398
Trustees’ fees and expenses	28,622	65,580
Audit and tax	24,933	31,771
Other	24,188	51,017

	7,427,766	15,561,519
Less waived distribution expenses — Class B	—	(18,452)
Less expense paid indirectly	(328)	(989)

Total operating expenses	7,427,438	15,542,078

Net Investment Income	3,379,647	(4,725,328)

16

	10/1/14	Year
	to	ended
	3/31/15*	9/30/14
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$74,235,642	$189,432,561
Foreign currencies	(71,350)	(57,329)
Foreign currency exchange contracts	45,168	(82,727)

Net realized gain	74,209,460	189,292,505

Net change in unrealized appreciation (depreciation) of:
Investments	106,916,508	(128,755,027)
Foreign currencies	2,728	—

Net change in unrealized appreciation (depreciation)	106,919,236	(128,755,027)

Net Realized and Unrealized Gain	181,128,696	60,537,478

Net Increase in Net Assets Resulting from Operations	$184,508,343	$55,812,150

*During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets Delaware Smid Cap Growth Fund

	10/1/14
	to	Year ended
	3/31/15*	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,379,647	$(4,725,328)	$(3,240,950)
Net realized gain	74,209,460	189,292,505	28,723,005
Net change in unrealized appreciation (depreciation)	106,919,236	(128,755,027)	237,211,836

Net increase in net assets resulting from operations	184,508,343	55,812,150	262,693,891

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(107,509,630)	(35,124,324)	(56,210,388)
Class B	—	(165,761)	(470,817)
Class C	(13,664,924)	(4,182,332)	(6,641,334)
Class R	(2,365,663)	(677,387)	(737,143)
Institutional Class	(38,806,333)	(7,509,152)	(10,751,329)

	(162,346,550)	(47,658,956)	(74,811,011)

Capital Share Transactions:
Proceeds from shares sold:
Class A	12,920,781	46,401,012	43,071,934
Class B	—	1,125	16,344
Class C	4,318,072	4,657,490	5,250,967
Class R	3,084,612	6,150,592	8,664,723
Institutional Class	43,963,973	198,781,799	62,141,832

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	103,696,274	34,142,748	54,616,707
Class B	—	165,079	466,160
Class C	10,411,321	4,061,829	6,425,200
Class R	2,365,644	677,381	728,582
Institutional Class	38,203,918	7,240,418	10,343,539

	218,964,595	302,279,473	191,725,988

18

	10/1/14
	to	Year ended
	3/31/15*	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(70,392,127)	$(262,820,475)	$(214,577,801)
Class B	—	(3,580,263)	(3,440,427)
Class C	(9,502,098)	(19,554,156)	(21,985,240)
Class R	(5,150,178)	(7,357,513)	(5,723,443)
Institutional Class	(66,052,039)	(97,007,188)	(98,699,447)

	(151,096,442)	(390,319,595)	(344,426,358)

Increase (decrease) in net assets derived from capital share transactions	67,868,153	(88,040,122)	(152,700,370)

Net Increase (Decrease) in Net Assets	90,029,946	(79,886,928)	35,182,510

Net Assets:
Beginning of period	1,210,647,479	1,290,534,407	1,255,351,897

End of period	$1,300,677,425	$1,210,647,479	$1,290,534,407

Accumulated net investment loss	$—	$(4,607,544)	$(2,542,082)

*During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights Delaware Smid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

10/1/14 to 3/31/15[1]	Year ended

	9/30/14	9/30/13		9/30/12		9/30/11	9/30/10

$29.120	$28.960	$24.930		$21.180		$19.650	$15.560

0.076	(0.106)	(0.064)		(0.070)		0.158	(0.094)
4.336	1.345	5.676		4.766		2.515	4.184

4.412	1.239	5.612		4.696		2.673	4.090

—	—	—		—		(0.205)	—
(4.122)	(1.079)	(1.582)		(0.946)		(0.938)	—

(4.122)	(1.079)	(1.582)		(0.946)		(1.143)	—

$29.410	$29.120	$28.960		$24.930		$21.180	$19.650

16.02%	4.19%	24.34%		22.54%		13.57%	26.29%

$838,620	$779,507	$956,010		$931,398		$706,442	$256,981
1.22%	1.19%	1.19%		1.22%		1.32%	1.50%
1.22%	1.19%	1.24%		1.25%		1.32%	1.53%
0.53%	(0.36%)	(0.25%)		(0.29%)		0.68%	(0.54%)
0.53%	(0.36% )	(0.30%	)	(0.32%	)	0.68%	(0.57%	)
8%	26%	14%		20%		21%	139%

21

Financial highlights Delaware Smid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

10/1/14 to 3/31/15[1]	Year ended

	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$22.340	$22.620	$19.970	$17.250	$16.210	$12.930

(0.024)	(0.254)	(0.201)	(0.198)	(0.003)	(0.177)
3.266	1.053	4.433	3.864	2.083	3.457

3.242	0.799	4.232	3.666	2.080	3.280

—	—	—	—	(0.102)	—
(4.122)	(1.079)	(1.582)	(0.946)	(0.938)	—

(4.122)	(1.079)	(1.582)	(0.946)	(1.040)	—

$21.460	$22.340	$22.620	$19.970	$17.250	$16.210

15.60%	3.39%	23.42%	21.68%	12.77%	25.37%

$79,901	$77,021	$88,886	$88,316	$59,513	$6,329
1.97%	1.94%	1.94%	1.95%	2.02%	2.20%
1.97%	1.94%	1.94%	1.95%	2.02%	2.23%
(0.22% )	(1.11% )	(1.00% )	(1.02% )	(0.02% )	(1.24%	)
(0.22% )	(1.11% )	(1.00% )	(1.02% )	(0.02% )	(1.27%	)
8%	26%	14%	20%	21%	139%

23

Financial highlights Delaware Smid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

10/1/14 to 3/31/15[1]	Year ended

	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$28.150	$28.100	$24.290	$20.700	$19.240	$15.270

0.038	(0.175)	(0.125)	(0.123)	0.109	(0.125)
4.174	1.304	5.517	4.659	2.455	4.095

4.212	1.129	5.392	4.536	2.564	3.970

—	—	—	—	(0.166)	—
(4.122)	(1.079)	(1.582)	(0.946)	(0.938)	—

(4.122)	(1.079)	(1.582)	(0.946)	(1.104)	—

$28.240	$28.150	$28.100	$24.290	$20.700	$19.240

15.85%	3.92%	24.06%	22.29%	13.29%	26.00%

$17,416	$16,936	$17,428	$11,764	$4,737	$889
1.47%	1.44%	1.44%	1.45%	1.52%	1.70%
1.47%	1.44%	1.54%	1.55%	1.62%	1.83%
0.28%	(0.61% )	(0.50% )	(0.52% )	0.48%	(0.74%	)
0.28%	(0.61% )	(0.60% )	(0.62% )	0.38%	(0.87%	)
8%	26%	14%	20%	21%	139%

25

Financial highlights Delaware Smid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

10/1/14 to 3/31/15[1]	Year ended

	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$33.890	$33.460	$28.480	$24.010	$22.130	$17.470

0.132	(0.040)	(0.001)	(0.006)	0.257	(0.049)
5.080	1.549	6.563	5.422	2.824	4.709

5.212	1.509	6.562	5.416	3.081	4.660

—	—	—	—	(0.263)	—
(4.122)	(1.079)	(1.582)	(0.946)	(0.938)	—

(4.122)	(1.079)	(1.582)	(0.946)	(1.201)	—

$34.980	$33.890	$33.460	$28.480	$24.010	$22.130

16.13%	4.44%	24.66%	22.90%	13.90%	26.67%

$364,740	$337,183	$224,829	$217,946	$134,974	$36,212
0.97%	0.94%	0.94%	0.95%	1.02%	1.20%
0.97%	0.94%	0.94%	0.95%	1.02%	1.23%
0.78%	(0.11% )	0.00%	(0.02% )	0.98%	(0.24%	)
0.78%	(0.11% )	0.00%	(0.02% )	0.98%	(0.27%	)
8%	26%	14%	20%	21%	139%

27

Notes to financial statements Delaware Smid Cap Growth Fund	March 31, 2015

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Healthcare Fund and Delaware Smid Cap Growth Fund. These financial statements and the related notes pertain to Delaware Smid Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

On May 20, 2014, the Fund’s Board of Trustees (Board) approved changing the Fund’s fiscal year from Sept. 30 to March 31. This change will be effective for the period ended March 31, 2015.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

28

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2011–March 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2015.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

29

Notes to financial statements Delaware Smid Cap Growth Fund

1. Significant Accounting Policies (continued)

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the period Oct. 1, 2014 to March 31, 2015, and the year ended Sept. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund earned $328 and $989, respectively, under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

30

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administrative oversight services to the Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund was charged $29,415 and $62,680, respectively, for these services. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund was charged $129,895 and $283,833, respectively, for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service fee.

The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on Oct. 11, 2010. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of the average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the period Oct. 1, 2014 to

31

Notes to financial statements Delaware Smid Cap Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

March 31, 2015 and the year ended Sept. 30, 2014, the Fund was charged $17,523 and $37,590, respectively, for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statements of operations” under “Legal fees.”

For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, DDLP earned $9,538 and $27,657, respectively, for commissions on sales of the Fund’s Class A shares. For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, DDLP received gross CDSC commissions on redemptions of the Fund’s Class A shares and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	10/1/14 to 3/31/15	Year ended 9/30/14
Class A	$121	$34
Class C	238	554

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the period Oct. 1, 2014 to March 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$98,313,815
Sales	199,396,917

At March 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$847,666,730

Aggregate unrealized appreciation	$470,868,966
Aggregate unrealized depreciation	(16,573,351)

Net unrealized appreciation	$454,295,615

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

32

circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

33

Notes to financial statements Delaware Smid Cap Growth Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2015:

	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$317,068,402	$—	$317,068,402
Energy	46,309,968	—	46,309,968
Financial Services	275,198,371	—	275,198,371
Healthcare	135,496,888	—	135,496,888
Producer Durables	216,256,282	—	216,256,282
Technology	162,826,643	36,555,432	199,382,075
Utilities	67,779,658	—	67,779,658
Short-Term Investments	—	44,470,701	44,470,701

Total	$1,220,936,212	$81,026,133	$1,301,962,345

During the period Oct. 1, 2014 to March 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At March 31, 2015, there were no Level 3 investments.

34

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period Oct. 1, 2014 to March 31, 2015 and the years ended Sept. 30, 2014 and 2013 was as follows:

	10/1/14
	to	Year ended
	3/31/15	9/30/14	9/30/13
Ordinary income	$—	$—	$10,377,155
Long-term capital gains	162,346,550	47,658,956	64,433,856

Total	$162,346,550	$47,658,956	$74,811,011

5. Components of Net Assets on a Tax Basis

As of March 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$773,398,177
Undistributed ordinary income	1,888,616
Undistributed long-term capital gains	71,092,289
Unrealized appreciation	454,298,343

Net assets	$1,300,677,425

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period Oct. 1, 2014 to March 31, 2015, the Fund recorded the following reclassifications:

Accumulated net investment loss	$1,227,897
Accumulated net realized gain	(1,227,897)

35

Notes to financial statements Delaware Smid Cap Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	10/1/14
	to	Year ended
	3/31/15*	9/30/14	9/30/13
Shares sold:
Class A	448,109	1,557,930	1,691,122
Class B	—	50	875
Class C	209,023	203,372	263,832
Class R	112,071	214,765	340,954
Institutional Class	1,269,292	5,845,503	2,161,670
Shares issued upon reinvestment of dividends and distributions:
Class A	3,742,197	1,144,964	2,430,672
Class B	—	7,452	27,470
Class C	513,632	176,448	363,828
Class R	88,833	23,455	33,360
Institutional Class	1,159,803	209,079	399,364

	7,542,960	9,383,018	7,713,147

Shares redeemed:
Class A	(2,441,327)	(8,941,984)	(8,472,970)
Class B	—	(162,797)	(180,827)
Class C	(446,362)	(861,930)	(1,120,867)
Class R	(185,880)	(256,770)	(238,288)
Institutional Class	(1,952,645)	(2,824,054)	(3,494,397)

	(5,026,214)	(13,047,535)	(13,507,349)

Net increase (decrease)	2,516,746	(3,664,517)	(5,794,202)

*During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

For the years ended Sept. 30, 2014 and 2013, 109,883 Class B shares were converted to 81,608 Class A shares valued at $2,413,104 and 96,998 Class B shares were converted to 73,096 Class A shares valued at $1,859,300, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders of Class A shares may exchange their shares for Institutional Class shares. For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, 263 Class A shares were exchanged to 226 Institutional Class shares valued at $7,376 and 10,479 Class A shares were exchanged to 9,019 Institutional Class shares valued at $319,747, respectively. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

36

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the agreement described above. The line of credit available under the agreement expires on Nov. 9, 2015.

The Fund had no amounts outstanding as of March 31, 2015, or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at March 31, 2015.

37

Notes to financial statements Delaware Smid Cap Growth Fund

8. Derivatives (continued)

During the period Oct. 1, 2014 to March 31, 2015, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

During the period Oct. 1, 2014 to March 31, 2015, the Fund held foreign currency exchange contracts which are reflected on the “Statements of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the period Oct. 1, 2014 to March 31, 2015.

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$—	$12,233

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

38

At March 31, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$12,848,646	$(12,848,646)	$—	$—
Bank of Montreal	10,707,205	(10,707,205)	—	—
BNP Paribas	7,789,149	(7,789,149)	—	—

Total	$31,345,000	$(31,345,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned

39

Notes to financial statements Delaware Smid Cap Growth Fund

10. Securities Lending (continued)

and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the period Oct. 1, 2014 to March 31, 2015, the Fund had no securities out on loan.

11. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period Oct. 1, 2014 to March 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2015, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

40

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2015 that would require recognition or disclosure in the Fund’s financial statements.

41

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and the Shareholders of Delaware Smid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Smid Cap Growth Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the six months ended March 31, 2015 and the year ended September 30, 2014, the changes in its net assets for the six months ended March 31, 2015 and each of the two years in the period ended September 30, 2014 and the financial highlights for the six months ended March 31, 2015 and the five years in the period ended September 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 19, 2015

42

Other Fund information (Unaudited) Delaware Smid Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period Oct. 1, 2014 to March 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

At Joint Special Meetings of Shareholders of Delaware Group® Equity Funds IV (the “Trust”), on behalf of Delaware Smid Cap Growth Fund and Delaware Healthcare Fund (each, a “Fund” and together, the “Funds”), held on March 31, 2015 and reconvened to April 21, 2015 and May 12, 2015 for the proposals listed in items (ii) and (iii) below for the Funds, the shareholders of the Trust/each Fund voted to: (i) elect a Board of Trustees for the Trust; (ii) approve the implementation of a new “manager of managers” order for the Funds; (iii) revise the fundamental investment restriction relating to lending for the Funds; and (iv)(a) revise provisions of the Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) revise provisions of the Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

43

Other Fund information (Unaudited) Delaware Smid Cap Growth Fund

Proxy Results (continued)

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

A quorum of shares outstanding of the Funds of the Trust was present, and the votes passed with a plurality of these Shares. The results were as follows:

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	30,614,245.484	45.533%	96.109%	1,239,364.129	1.843%	3.891%
Ann D. Borowiec	30,435,581.871	45.267%	95.548%	1,418,027.742	2.109%	4.452%
Joseph W. Chow	30,616,804.318	45.537%	96.117%	1,236,805.295	1.840%	3.883%
Patrick P. Coyne	30,465,215.661	45.311%	95.641%	1,388,393.952	2.065%	4.359%
John A. Fry	30,611,270.414	45.529%	96.100%	1,242,339.199	1.848%	3.900%
Lucinda S. Landreth	30,520,283.474	45.393%	95.814%	1,333,326.139	1.983%	4.186%
Frances A. Sevilla-Sacasa	30,618,946.878	45.540%	96.124%	1,234,662.735	1.836%	3.876%
Thomas K. Whitford	30,617,950.907	45.539%	96.121%	1,235,658.706	1.838%	3.879%
Janet L. Yeomans	30,511,973.825	45.381%	95.788%	1,341,635.788	1.995%	4.212%
J. Richard Zecher	30,404,047.380	45.220%	95.449%	1,449,562.233	2.156%	4.551%

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Healthcare Fund

Shares voted for	9,863,614.998
Percentage of outstanding shares	41.955%
Percentage of shares voted	67.413%
Shares voted against	442,721.060
Percentage of outstanding shares	1.883%
Percentage of shares voted	3.026%
Shares abstained	315,021.042
Percentage of outstanding shares	1.340%
Percentage of shares voted	2.153%
Broker non-votes	4,010,297.000

44

Delaware Smid Cap Growth Fund

Shares voted for	16,793,346.467
Percentage of outstanding shares	38.407%
Percentage of shares voted	74.920%
Shares voted against	1,193,298.873
Percentage of outstanding shares	2.729%
Percentage of shares voted	5.324%
Shares abstained	895,327.111
Percentage of outstanding shares	2.048%
Percentage of shares voted	3.994%
Broker non-votes	3,533,029.001

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Healthcare Fund

Shares voted for	9,824,920.030
Percentage of outstanding shares	41.790%
Percentage of shares voted	67.148%
Shares voted against	469,576.457
Percentage of outstanding shares	1.997%
Percentage of shares voted	3.209%
Shares abstained	326,859.613
Percentage of outstanding shares	1.390%
Percentage of shares voted	2.234%
Broker non-votes	4,010,298.000

Delaware Smid Cap Growth Fund

Shares voted for	15,632,806.104
Percentage of outstanding shares	35.753%
Percentage of shares voted	69.743%
Shares voted against	2,276,635.359
Percentage of outstanding shares	5.207%
Percentage of shares voted	10.157%
Shares abstained	972,534.987
Percentage of outstanding shares	2.224%
Percentage of shares voted	4.339%
Broker non-votes	3,533,025.001

45

Other Fund information (Unaudited) Delaware Smid Cap Growth Fund

Proxy Results (continued)

4. (a) To revise provisions of the Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Equity Funds IV

Shares voted for	21,393,839.531
Percentage of outstanding shares	31.819%
Percentage of shares voted	67.163%
Shares voted against	753,374.392
Percentage of outstanding shares	1.121%
Percentage of shares voted	2.365%
Shares abstained	990,362.790
Percentage of outstanding shares	1.473%
Percentage of shares voted	3.109%
Broker non-votes	8,716,032.900

4.(b) To revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group Equity Funds IV

Shares voted for	21,226,986.226
Percentage of outstanding shares	31.571%
Percentage of shares voted	66.639%
Shares voted against	930,386.845
Percentage of outstanding shares	1.384%
Percentage of shares voted	2.921%
Shares abstained	980,199.642
Percentage of outstanding shares	1.458%
Percentage of shares voted	3.077%
Broker non-votes	31,853,609.613

46

4.(c) To revise provisions of the Trust’s By-Laws so that Delaware state law will apply to matters related to proxies.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Equity Funds IV

Shares voted for	21,596,390.364

Percentage of outstanding shares	32.121%
Percentage of shares voted	67.799%
Shares voted against	647,366.403
Percentage of outstanding shares	0.963%
Percentage of shares voted	2.032%
Shares abstained	893,823.946
Percentage of outstanding shares	1.329%
Percentage of shares voted	2.806%
Broker non-votes	8,716,028.900

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Interested Trustee
Patrick P. Coyne[1,4]	President,	Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		Chairman
August 2006–
February 2015

President and
Chief Executive Officer
since August 1, 2006
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015
Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
		Director and Audit
		Committee Member
		Kaydon Corp.
		(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Chief Executive Officer	65	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) –
J.P. Morgan Chase & Co.
Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President		and Governance Committee
Franklin & Marshall College		Member Community
(July 2002–July 2010)		Health Systems
Director — Drexel
Morgan & Co.

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

51

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010)
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

53

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor [4]	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	65	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	65	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served	65	None[3]
in various executive
and legal capacities at
different times
at Delaware Investments.

Richard Salus has served in	65	None[3]
various executive capacities
at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

[4]	Messrs. Coyne and O’Connor have retired from their positions with the Funds effective as of the close of business on May 23, 2015.

55

About the organization

Board of trustees

Patrick P. Coyne	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford
President and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Investments Family of Funds Private Investor Rosemont, PA

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Brookline, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Smid Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Forms N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

56

Annual report

Alternative / specialty mutual fund

Delaware Healthcare Fund

March 31, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Healthcare Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information

•	Obtain share prices

•	Check your account balance and recent transactions

•	Request statements or literature

•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Healthcare Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Healthcare Fund	April 7, 2015

Performance preview (for the six-month period ended March 31, 2015)
Delaware Healthcare Fund (Class A shares)	six-month return	+9.31%
Russell 3000® Healthcare Index (benchmark)	six-month return	+17.05%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. For a description of the index, please see page 6.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

On May 20, 2014, the Board approved changing the Fund’s fiscal year from Sept. 30 to March 31. This change will be effective for the period ended March 31, 2015. Therefore, the managers’ commentary below applies to the partial year between Oct. 1, 2014, and March 31, 2015. In future editions of the Fund’s annual report, the managers’ commentary will report on the Fund’s entire fiscal year.

Market overview

The healthcare industry enjoyed another round of robust growth for the six-month period ended March 31, 2015. Within the S&P 500® Index, healthcare represented the strongest-performing sector as the industry continued to benefit from a lower cost of financing stemming from accommodating U.S. fiscal policies. As the Health Insurance Marketplace exchanges entered their second year, fiscal policy easing was supplemented by a strong demand of customers signing up for private health insurance, further driving healthcare demand.

Within the Fund

For the six-month period ended March 31, 2015, Delaware Healthcare Fund had a positive return, but fell short of its benchmark, the Russell 3000 Healthcare Index. The Fund returned +9.31% (Class A shares at net asset value) and +3.02% at maximum offering price (both figures reflect all distributions). During the same period, the benchmark gained +17.05%. For complete, annualized performance of Delaware Healthcare Fund, please see the table on page 4.

The Fund benefited from strong security selection during the fiscal period, despite falling short compared to its benchmark. However, underweighting certain sectors of the healthcare landscape also left the Fund underexposed and subject to shortfalls versus the index.

Although the Fund benefited from positive performance across most sectors in the period, certain index-heavy allocations performed poorly, resulting in positive performance for the Fund due to its underweight position. Within our blue-chip medical products sector, the Fund benefited from its underweight positioning in Johnson & Johnson (accounting for more than 8% of the index’s overall weighting) as the stock depreciated during the fiscal period. Johnson & Johnson’s DePuy unit of orthopedic and neuro products came under fire amid reports pointing to failure rates from its Pinnacle hip implants, causing concern for investors about potential settlement payments. In addition, Johnson & Johnson was also required to pay damages stemming from lawsuits involving its drug Risperdal.

There were several favorable factors that caused shares of device-maker Boston Scientific to appreciate during the fiscal period. The fiscal

Portfolio management review Delaware Healthcare Fund

period began with a favorable earnings release after meeting analysts’ estimates in addition to raising guidance for 2015. In February, the company reached an agreement with Johnson & Johnson regarding a 2006 breach-of-merger agreement, significantly reducing the once perceived amount owned. Following in the footsteps of recent healthcare acquisitions, Boston Scientific agreed to buy Endo International’s urology portfolio, further strengthening its urology division.

Security selection mainly drove underperformance during the fiscal period. The Fund decreased its exposure in the small- to mid-cap medical product sector, which detracted from performance during the period, as the index’s segmentation of this market experienced strong growth.

Belgium-based UCB, a global biopharmaceutical company, struggled during the fiscal period as losses were exacerbated due to our overweighting. Patent risks for certain UCB products came to the front line as investors seemed to be concerned about diminishing growth drivers, as well as UCB’s additions to its pipeline of pharmaceutical offerings. During the fiscal period, UCB announced the sale of its U.S. generic drug business, Kremers Urban Pharmaceuticals, to private equity firms — much to the delight of investors — as UCB attempted to focus on its core products. However, in light of regulatory concerns about Kremers’ version of the Concerta pill, the deal was called off, causing more pressure on the stock price. We feel UCB’s core offerings of pharmaceuticals, along with promising early phase testing for new products, could benefit the firm going forward.

The decline of GlaxoSmithKline’s shares during the fiscal period was mostly compartmentalized in the fourth quarter of 2014, due to a U.S. anti-bribery probe concerning the Chinese consumer healthcare business. A Chinese court later found GSK guilty of bribery and fined the company nearly $500 million as a result of its involvement. Investors continue to show concern as GSK forecasts and sales have recently declined. GSK did, however, rebound in the first quarter of 2015 amid attempts to reorganize and increase sales, such as selling half its stake in Aspen Pharmacare Holdings.

Despite its being a full year into the program, there are still plenty of unknowns related to healthcare law reforms in the United States. Thus far, one thing is certain to us: An ambitious healthcare law, no matter how well intentioned, stands a small chance of satisfying all stakeholders at once. Employers, for instance, have already begun balking at the higher expenses they will be responsible for as part of the Affordable Care Act. They are taking a close look at costs and are considering cuts that might not have been on the table before.

Outside of the U.S., a virtually untapped market of a rising middle class within emerging markets economies is becoming more solidified. This market is beginning to access more discretionary money, enabling more individuals to demand goods and services, including healthcare. Several of these countries’ leaders have already taken measures to provide enhanced public healthcare systems, which could be beneficial to global healthcare companies in the long term. As always, we will continue to monitor this trend for any investment opportunities.

2

The Fund used derivatives, including foreign currency exchange contracts, during the fiscal period. These, however, had a minimal effect on performance.

Despite the unpredictability of broad market movements and regional developments, our long-standing approach to managing the Fund remains unchanged. We put a premium on disciplined, intensive research when analyzing investment opportunities for the Fund’s portfolio. We favor companies that exhibit such traits as:

•	Proven competitiveness

•	Seasoned management teams

•	Stock valuations that are discounted meaningfully from our estimates of intrinsic value.

Factors like these are part of our daily considerations as we follow our conservative, stock-by-stock approach to portfolio management.

A closing note on the global reach of Delaware Healthcare Fund: Our approach to healthcare investing considers opportunities around the globe, as we seek to avoid undue reliance on developments within the U.S. or any other geographic region.

3

Performance summary
Delaware Healthcare Fund	March 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2015
	6 months*	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+9.31%	+16.37%	+23.61%	+19.82%	+19.67%
Including sales charge	+3.02%	+9.68%	+21.19%	+18.42%	+18.73%
Class C (Est. Jan. 28, 2010)
Excluding sales charge	+8.92%	+15.51%	+22.71%	+18.95%	+19.81%
Including sales charge	+7.94%	+14.51%	+22.71%	+18.95%	+19.81%
Class R (Est. Jan. 28, 2010)
Excluding sales charge	+9.17%	+16.10%	+23.34%	+19.53%	+20.40%
Including sales charge	+9.17%	+16.10%	+23.34%	+19.53%	+20.40%
Institutional Class
(Est. Sept. 28, 2007)
Excluding sales charge	+9.49%	+16.70%	+23.95%	+20.14%	+19.88%
Including sales charge	+9.49%	+16.70%	+23.95%	+20.14%	+19.88%
Russell 3000 Healthcare Index**	+17.05%	+27.77%	+27.88%	+20.91%	+13.18%

*Returns for less than one year are not annualized.

**Benchmark lifetime returns are for Class A share comparison only and are as of the month end following the Fund’s inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Healthcare companies are subject to extensive government regulation and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.35%	2.10%	1.60%	1.10%
(without fee waivers)
Net expenses	1.35%	2.10%	1.60%	1.10%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary Delaware Healthcare Fund

Performance of a $10,000 Investment1

Average annual total returns from Sept. 28, 2007 (Fund’s inception) through March 31, 2015

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 3000 Healthcare Index as of Sept. 28, 2007. The Russell 3000 Healthcare Index measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	DLHCX	24610E200
Class R	DLRHX	24610E309
Institutional Class	DLHIX	24610E408

7

Disclosure of Fund expenses For the six-month period from October 1, 2014 to March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2014 to March 31, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Healthcare Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	10/1/14	3/31/15	Expense Ratio	10/1/14 to 3/31/15*
Actual Fund return
Class A	$1,000.00	$1,093.10	1.36%	$7.10
Class C	1,000.00	1,089.20	2.11%	10.99
Class R	1,000.00	1,091.70	1.61%	8.40
Institutional Class	1,000.00	1,094.90	1.11%	5.80
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.36%	$6.84
Class C	1,000.00	1,014.41	2.11%	10.60
Class R	1,000.00	1,016.90	1.61%	8.10
Institutional Class	1,000.00	1,019.40	1.11%	5.59

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Security type / sector allocation and top 10 equity holdings

Delaware Healthcare Fund	As of March 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock²	100.12%
Biotechnology	10.65%
Blue Chip Medical Products	56.89%
Healthcare Services	17.52%
Other	11.85%
Small/Mid-Cap Medical Products	3.21%
Right	0.07%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Sanofi	6.17%
Lilly (Eli)	5.86%
Teva Pharmaceutical Industries ADR	5.84%
Bristol-Myers Squibb	4.59%
Chugai Pharmaceutical	3.94%
GlaxoSmithKline ADR	3.85%
UCB	3.76%
Boston Scientific	3.59%
Quest Diagnostics	3.52%
SINA	3.25%

Schedule of investments

Delaware Healthcare Fund	March 31, 2015

	Number of shares	Value (U.S. $)
Common Stock – 100.12%²
Biotechnology – 10.65%
Active Biotech †	222,754	$672,496
Dyax †	650,000	10,890,750
Epizyme †	20,000	375,600
Foundation Medicine †	60,000	2,886,600
Genomic Health †	37,580	1,148,069
ImmunoGen †	430,000	3,848,500
Ligand Pharmaceuticals Class B †	65,000	5,012,150
Momenta Pharmaceuticals †	135,000	2,052,000
Myriad Genetics †	65,000	2,301,000
POZEN †	87,500	675,500
Regeneron Pharmaceuticals †	20,000	9,029,600
Regulus Therapeutics †	24,908	421,942
Seattle Genetics †	150,000	5,302,500
Theravance	40,000	628,800
Theravance Biopharma †	50,000	867,500
Vanda Pharmaceuticals †	130,000	1,209,000
Vertex Pharmaceuticals †	25,000	2,949,250
Xencor †	55,000	842,600

		51,113,857

Blue Chip Medical Products – 56.89%
Abbott Laboratories	38,000	1,760,540
AbbVie	100,000	5,854,000
Amgen	80,000	12,788,000
AstraZeneca	160,000	10,978,584
Baxter International	90,000	6,165,000
Becton, Dickinson	9,324	1,338,833
Biogen †	5,000	2,111,200
Boston Scientific †	970,000	17,217,500
Bristol-Myers Squibb	341,737	22,042,037
Chugai Pharmaceutical	600,000	18,933,398
Gilead Sciences †	95,000	9,322,350
GlaxoSmithKline ADR	400,000	18,460,000
Hospira †	60,000	5,270,400
Johnson & Johnson	70,000	7,042,000
Lilly (Eli)	387,000	28,115,550
Medtronic	75,000	5,849,250
Merck	80,000	4,598,400
Pfizer	380,000	13,220,200
Sanofi	300,000	29,633,226
Stryker	20,000	1,845,000
Teva Pharmaceutical Industries ADR	450,000	28,035,000

Schedule of investments Delaware Healthcare Fund

	Number of shares	Value (U.S. $)
Common Stock² (continued)
Blue Chip Medical Products (continued)
UCB	249,785	$18,048,094
Zimmer Holdings	38,000	4,465,760

		273,094,322

Healthcare Services – 17.52%
Aetna	107,000	11,398,710
Anthem	85,000	13,124,850
DaVita HealthCare Partners †	60,000	4,876,800
Fresenius Medical Care	150,000	12,470,583
Fresenius Medical Care ADR	200,000	8,290,000
Humana	10,000	1,780,200
Quest Diagnostics	220,000	16,907,000
Tenet Healthcare †	160,000	7,921,600
UnitedHealth Group	62,000	7,333,980

		84,103,723

Other – 11.85%
AirMedia Group ADR †	200,000	396,000
Blue Nile †	97,100	3,091,664
Cia de Minas Buenaventura ADR	115,300	1,167,989
E-Commerce China Dangdang ADR †	525,000	5,013,750
eLong ADR @†	80,865	1,392,495
Fannie Mae †	800,000	1,880,000
Federal Home Loan Mortgage †	800,000	1,824,000
iDreamsky Technology ADR †	70,000	496,300
Intrepid Potash †	104,800	1,210,440
Kinross Gold †	400,000	896,000
News Class A †	500,000	8,005,000
Nuance Communications †	150,000	2,152,500
SINA †	485,000	15,597,600
Sohu.com @†	190,000	10,132,700
Yahoo †	35,100	1,559,669
Youku Tudou ADR †	165,000	2,062,500

		56,878,607

Small/Mid-Cap Medical Products – 3.21%
Avon Products	190,000	1,518,100
Intuitive Surgical †	9,250	4,671,527
Morphosys †	91,000	5,742,537
Straumann Holding Class R	12,800	3,490,508

		15,422,672

Total Common Stock (cost $388,588,863)		480,613,181

12

	Number of shares	Value (U.S. $)
Right – 0.07%
Ambit Bioscience =†	76,500	$45,900
Furiex Pharmaceuticals @=†	30,000	300,000

Total Right (cost $0)		345,900

Total Value of Securities – 100.19% (cost $388,588,863)		$480,959,081

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $11,825,195, which represents 2.46% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $345,900, which represents 0.07% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities Delaware Healthcare Fund	March 31, 2015

Assets:
Investments, at value[1]	$480,959,081
Receivable for fund shares sold	1,663,538
Dividends and interest receivable	473,331

Total assets	483,095,950

Liabilities:
Payable for fund shares redeemed	1,520,705
Payable for securities purchased	857,349
Investment management fees payable	346,155
Other accrued expenses	137,935
Distribution fees payable to affiliates	113,107
Other affiliates payable	36,912
Cash overdraft	14,467
Foreign currencies, at value[2]	13,505
Trustees’ fees and expenses payable	1,221

Total liabilities	3,041,356

Total Net Assets	$480,054,594

Net Assets Consist of:
Paid-in capital	$374,805,621
Distributions in excess of net investment income	(333,719)
Accumulated net realized gain on investments	13,227,717
Net unrealized appreciation of investments and foreign currencies	92,354,975

Total Net Assets	$480,054,594

14

Net Asset Value
Class A:
Net assets	$218,426,868
Shares of beneficial interest outstanding, unlimited authorization, no par	10,727,706
Net asset value per share	$20.36
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$21.60

Class C:
Net assets	$76,558,117
Shares of beneficial interest outstanding, unlimited authorization, no par	3,905,478
Net asset value per share	$19.60

Class R:
Net assets	$5,713,132
Shares of beneficial interest outstanding, unlimited authorization, no par	283,265
Net asset value per share	$20.17

Institutional Class:
Net assets	$179,356,477
Shares of beneficial interest outstanding, unlimited authorization, no par	8,775,852
Net asset value per share	$20.44
[1] Investments, at cost	$388,588,863
[2] Foreign currencies, at cost	(13,604)

See accompanying notes, which are an integral part of the financial statements.

15

Statements of operations Delaware Healthcare Fund

	10/1/14	Year
	to	ended
	3/31/15*	9/30/14
Investment Income:
Dividends	$3,255,453	$5,283,786
Interest	204	617
Foreign tax withheld	(32,974)	(151,847)

	3,222,683	5,132,556

Expenses:
Management fees	1,926,316	3,209,465
Distribution expenses — Class A	253,585	489,336
Distribution expenses — Class C	347,258	472,148
Distribution expenses — Class R	12,800	17,753
Dividend disbursing and transfer agent fees and expenses	256,183	445,180
Registration fees	78,563	125,080
Accounting and administration expenses	73,184	133,447
Reports and statements to shareholders	67,027	79,373
Custodian fees	39,322	68,460
Legal fees	30,170	33,015
Audit and tax	18,485	32,366
Trustees’ fees and expenses	10,429	17,757
Other	13,707	19,075

	3,127,029	5,142,455
Less expense paid indirectly	(95)	(161)

Total operating expenses	3,126,934	5,142,294

Net Investment Income	95,749	(9,738)

16

	10/1/14	Year
	to	ended
	3/31/15*	9/30/14
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$15,989,722	$49,141,640
Foreign currencies	113,454	4,428
Foreign currency exchange contracts	(136,385)	(105,898)

Net realized gain	15,966,791	49,040,170

Net change in unrealized appreciation (depreciation) of:
Investments	24,470,854	24,196,228
Foreign currencies	(9,284)	4,446
Foreign currency exchange contracts	—	(12,995)

Net change in unrealized appreciation (depreciation)	24,461,570	24,187,679

Net Realized and Unrealized Gain	40,428,361	73,227,849

Net Increase in Net Assets Resulting from Operations	$40,524,110	$73,218,111

*During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets Delaware Healthcare Fund

	10/1/14
	to	Year ended
	3/31/15*	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$95,749	$(9,738)	$(63,341)
Net realized gain	15,966,791	49,040,170	4,176,115
Net change in unrealized appreciation (depreciation)	24,461,570	24,187,679	39,412,664

Net increase in net assets resulting from operations	40,524,110	73,218,111	43,525,438

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(114,076)	—	(131,182)
Class R	—	—	(484)
Institutional Class	(515,245)	—	(45,783)

Net realized gain:
Class A	(19,689,841)	(4,452,800)	—
Class C	(6,913,899)	(881,858)	—
Class R	(488,804)	(69,204)	—
Institutional Class	(17,219,163)	(2,279,109)	—

	(44,941,028)	(7,682,971)	(177,449)

Capital Share Transactions:
Proceeds from shares sold:
Class A	44,133,042	93,268,028	118,525,041
Class C	15,910,192	31,685,183	20,526,756
Class R	1,616,373	2,826,530	1,394,249
Institutional Class	37,028,156	120,177,841	72,383,405

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	19,057,399	3,735,112	125,026
Class C	5,635,155	857,272	—
Class R	488,801	69,204	484
Institutional Class	15,131,644	1,644,574	33,168

	139,000,762	254,263,744	212,988,129

18

	10/1/14
	to	Year ended
	3/31/15*	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(28,919,470)	$(112,698,326)	$(21,150,205)
Class C	(6,497,054)	(6,346,247)	(1,507,419)
Class R	(868,371)	(1,332,062)	(287,558)
Institutional Class	(57,673,078)	(42,225,492)	(7,368,715)

	(93,957,973)	(162,602,127)	(30,313,897)

Increase in net assets derived from capital share transactions	45,042,789	91,661,617	182,674,232

Net Increase in Net Assets	40,625,871	157,196,757	226,022,221

Net Assets:
Beginning of period	439,428,723	282,231,966	56,209,745

End of period	$480,054,594	$439,428,723	$282,231,966

Undistributed (Distributions in excess of) net investment income	$(333,719)	$6,260	$(12,995)

*During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

10/1/14 to	Year ended
3/31/15[1]	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$20.610	$17.190	$11.940	$10.350	$10.410	$10.070

0.006	0.001	(0.007)	0.059	(0.006)	0.027
1.828	3.839	5.294	2.288	0.606	1.615

1.834	3.840	5.287	2.347	0.600	1.642

(0.012)	—	(0.037)	(0.002)	(0.009)	(0.022)
(2.072)	(0.420)	—	(0.755)	(0.651)	(1.280)

(2.084)	(0.420)	(0.037)	(0.757)	(0.660)	(1.302)

$20.360	$20.610	$17.190	$11.940	$10.350	$10.410

9.31%	22.68%	44.50%	23.96%	5.89%	17.38%

$218,427	$185,734	$165,780	$41,425	$36,584	$7,610

1.36%	1.35%	1.38%	1.55%	1.60%	1.52%
1.36%	1.35%	1.43%	1.63%	1.85%	2.59%
0.06%	0.01%	(0.05% )	0.52%	(0.06% )	0.17%
0.06%	0.01%	(0.10% )	0.44%	(0.31% )	(0.90% )
19%	60%	29%	88%	101%	199%

21

Financial highlights Delaware Healthcare Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[3]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

22

10/1/14 to 3/31/15[2]	Year ended					1/28/10[1] to
	9/30/14	9/30/13		9/30/12	9/30/11	9/30/10

$19.970	$16.800	$11.710		$10.240	$10.370	$10.020

(0.066)	(0.139)	(0.117)		(0.026)	(0.089)	(0.026)
1.768	3.729	5.207		2.251	0.610	0.376

1.702	3.590	5.090		2.225	0.521	0.350

(2.072)	(0.420)	—		(0.755)	(0.651)	—

(2.072)	(0.420)	—		(0.755)	(0.651)	—

$19.600	$19.970	$16.800		$11.710	$10.240	$10.370

8.92%	21.77%	43.47%		22.96%	5.11%	3.49%

$76,558	$62,398	$28,557		$5,446	$4,930	$529
2.11%	2.10%	2.13%		2.30%	2.35%	2.35%
2.11%	2.10%	2.13%		2.33%	2.55%	3.29%
(0.69% )	(0.74% )	(0.80%	)	(0.23% )	(0.81% )	(0.66%	)
(0.69% )	(0.74% )	(0.80%	)	(0.26% )	(1.01% )	(1.60%	)
19%	60%	29%		88%	101%	199%	[5]

23

Financial highlights Delaware Healthcare Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[3]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

24

10/1/14 to 3/31/15[2]	Year ended				1/28/10[1] to
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$20.450	$17.100	$11.870	$10.320	$10.400	$10.020

(0.019)	(0.046)	(0.044)	0.030	(0.036)	0.006
1.811	3.816	5.281	2.275	0.607	0.374

1.792	3.770	5.237	2.305	0.571	0.380

—	—	(0.007)	—	—	—
(2.072)	(0.420)	—	(0.755)	(0.651)	—

(2.072)	(0.420)	(0.007)	(0.755)	(0.651)	—

$20.170	$20.450	$17.100	$11.870	$10.320	$10.400

9.17%	22.46%	44.15%	23.60%	5.60%	3.79%

$5,713	$4,506	$2,360	$773	$293	$5
1.61%	1.60%	1.63%	1.80%	1.85%	1.85%
1.61%	1.60%	1.73%	1.93%	2.15%	2.89%
(0.19% )	(0.24% )	(0.30% )	0.27%	(0.31% )	(0.16%	)
(0.19% )	(0.24% )	(0.40% )	0.14%	(0.61% )	(1.20%	)
19%	60%	29%	88%	101%	199%	[5]

25

Financial highlights Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

10/1/14 to	Year ended
3/31/15[1]	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$20.700	$17.230	$11.960	$10.370	$10.430	$10.070

0.031	0.050	0.031	0.086	0.022	0.034
1.843	3.840	5.304	2.290	0.602	1.628

1.874	3.890	5.335	2.376	0.624	1.662

(0.062)	—	(0.065)	(0.031)	(0.033)	(0.022)
(2.072)	(0.420)	—	(0.755)	(0.651)	(1.280)

(2.134)	(0.420)	(0.065)	(0.786)	(0.684)	(1.302)

$20.440	$20.700	$17.230	$11.960	$10.370	$10.430

9.49%	23.00%	44.86%	24.26%	6.13%	17.61%

$179,357	$186,791	$85,535	$8,566	$8,643	$3,133
1.11%	1.10%	1.13%	1.30%	1.35%	1.35%
1.11%	1.10%	1.13%	1.33%	1.55%	2.29%
0.31%	0.26%	0.20%	0.77%	0.19%	0.34%
0.31%	0.26%	0.20%	0.74%	(0.01% )	(0.60% )
19%	60%	29%	88%	101%	199%

27

Notes to financial statements

Delaware Healthcare Fund	March 31, 2015

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Healthcare Fund and Delaware Smid Cap Growth Fund. These financial statements and the related notes pertain to Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term capital growth through capital appreciation.

On May 20, 2014, the Fund’s Board of Trustees (Board) approved changing the Fund’s fiscal year from Sept. 30 to March 31. This change will be effective for the period ended March 31, 2015.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2011–March 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception date of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At March 31, 2015, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

29

Notes to financial statements Delaware Healthcare Fund 1. Significant Accounting Policies (continued)

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the period Oct. 1, 2014 to March 31, 2015, and the year ended Sept. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund earned $95 and $161, respectively, under this agreement.

During the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Fund maintains a negative cash balance and the Fund’s investments decrease in value, the Fund’s losses will be greater than if the Fund did not maintain a negative cash balance. The Fund is required to pay interest to the custodian on negative cash balances. During the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund incurred approximately $13,442 and $36,662, respectively, in overdraft fees at an average rate of 0.62% and 0.58%, respectively, and these fees are included on the “Statements of operations” under “Custodian fees.” During the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund had an average outstanding overdraft balance of 0.95% and 1.65%, respectively, based on the average net assets.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of the average daily net assets of the Fund; 0.80% on the next $500 million; 0.75% on the next $1.5 billion; and 0.70% on average daily net assets in excess of $2.5 billion.

30

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund was charged $10,752 and $18,135, respectively, for these services. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund was charged $47,475 and $82,030, respectively, for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, the Fund was charged $6,387 and $10,575, respectively, for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statements of operations” under “Legal fees.”

For the period Oct. 1, 2014 to March 31, 2015 and the year ended Sept. 30, 2014, DDLP earned $111,593 and $200,432, respectively, for commissions on sales of the Fund’s Class A shares. For the period Oct. 1, 2014 to March 31, 2015, DDLP received gross CDSC commissions of $1,620 on redemptions of the Class C shares. For the year ended Sept. 30, 2014, DDLP received gross CDSC

31

Notes to financial statements Delaware Healthcare Fund 2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

commissions of $54 on redemptions of the Fund’s Class A shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the period Oct. 1, 2014 to March 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$89,029,327
Sales	90,628,945

At March 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$389,663,582

Aggregate unrealized appreciation	$131,754,561
Aggregate unrealized depreciation	(40,459,062)

Net unrealized appreciation	$91,295,499

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

32

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Biotechnology	$51,113,857	$—	$—	$51,113,857
Blue Chip Medical Products	195,501,020	77,593,302	—	273,094,322
Healthcare Services	71,633,140	12,470,583	—	84,103,723
Other	56,878,607	—	—	56,878,607
Small/Mid-Cap Medical Products	6,189,627	9,233,045	—	15,422,672
Right	—	—	345,900	345,900

Total	$381,316,251	$99,296,930	$345,900	$480,959,081

During the period Oct. 1, 2014 to March 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

33

Notes to financial statements Delaware Healthcare Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period Oct. 1, 2014 to March 31, 2015 and the years ended Sept. 30, 2014 and 2013 was as follows:

	10/1/14 to 3/31/15	Year ended
		9/30/14	9/30/13
Ordinary income	$28,195,769	$5,835,347	$177,449
Long-term capital gains	16,745,259	1,847,624	—

Total	$44,941,028	$7,682,971	$177,449

5. Components of Net Assets on a Tax Basis

As of March 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$374,805,621
Undistributed ordinary income	293,013
Undistributed long-term capital gains	13,675,704
Unrealized appreciation	91,280,256

Net assets	$480,054,594

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, disallowed expenses and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the period Oct. 1, 2014 to March 31, 2015, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$193,593
Accumulated net realized gain	(190,056)
Paid-in-capital	(3,537)

34

6. Capital Shares

Transactions in capital shares were as follows:

	10/1/14 to 3/31/15*	Year ended
		9/30/14	9/30/13
Shares sold:
Class A	2,189,596	4,946,863	7,580,813
Class C	817,782	1,714,079	1,342,148
Class R	81,370	149,460	93,567
Institutional Class	1,831,208	6,168,667	4,745,070

Shares issued upon reinvestment of dividends and distributions:
Class A	974,305	211,861	10,585
Class C	298,472	49,870	—
Class R	25,209	3,950	41
Institutional Class	771,236	93,071	2,810

	6,989,178	13,337,821	13,775,034

Shares redeemed:
Class A	(1,448,633)	(5,787,936)	(1,419,696)
Class C	(334,801)	(339,826)	(107,111)
Class R	(43,710)	(71,000)	(20,712)
Institutional Class	(2,849,297)	(2,203,599)	(499,500)

	(4,676,441)	(8,402,361)	(2,047,019)

Net increase	2,312,737	4,935,460	11,728,015

*During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

Certain shareholders of Class A and Class C shares may exchange their shares for Institutional Class shares. For the period Oct. 1, 2014 to March 31, 2015, 788 Class A shares were exchanged to 758 Institutional Class shares valued at $15,125. For the year ended Sept. 30, 2014, 556 Class A shares were exchanged to 555 Institutional Class shares valued at $10,657 and 2,236 Class C shares were exchanged to 2,164 Institutional Class shares valued at $41,205. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants

35

Notes to financial statements Delaware Healthcare Fund 7. Line of Credit (continued)

were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the agreement described above. The line of credit available under the agreement expires on Nov. 9, 2015.

The Fund had no amounts outstanding as of March 31, 2015, or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at March 31, 2015.

During the period Oct. 1, 2014 to March 31, 2015, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the period Oct. 1, 2014 to March 31, 2015, the Fund held foreign currency exchange contracts which are reflected on the “Statements of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

36

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the period Oct. 1, 2014 to March 31, 2015.

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$242,658	$37,026

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

37

Notes to financial statements Delaware Healthcare Fund 9. Securities Lending (continued)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the period Oct. 1, 2014 to March 31, 2015, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2015, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

38

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2015 that would require recognition or disclosure in the Fund’s financial statements.

39

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and the Shareholders of Delaware Healthcare Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Healthcare Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the six months ended March 31, 2015 and the year ended September 30, 2014, the changes in its net assets for the six months ended March 31, 2015 and each of the two years in the period ended September 30, 2014 and the financial highlights for the six months ended March 31, 2015 and the five years in the period ended September 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 19, 2015

Other Fund information (Unaudited)

Delaware Healthcare Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period Oct. 1, 2014 to March 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	37.26%
(B) Ordinary Income Distributions (Tax Basis)*	62.74%
Total Distributions	100.00%
(C) Qualifying Dividend[1]	10.26%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the period Oct. 1, 2014 to March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 13.50%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Proxy Results

At Joint Special Meetings of Shareholders of Delaware Group® Equity Funds IV (the “Trust”), on behalf of Delaware Smid Cap Growth Fund and Delaware Healthcare Fund (each, a “Fund” and together, the “Funds”), held on March 31, 2015 and reconvened to April 21, 2015 and May 12, 2015 for the proposals listed in items (ii) and (iii) below for the Funds, the shareholders of the Trust/each Fund voted to: (i) elect a Board of Trustees for the Trust; (ii) approve the implementation of a new “manager of managers” order for the Funds; (iii) revise the fundamental investment restriction relating to lending for the Funds; and (iv)(a) revise provisions of the Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) revise provisions of the Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

Other Fund information (Unaudited) Delaware Healthcare Fund

Proxy Results (continued)

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

A quorum of shares outstanding of the Funds of the Trust was present, and the votes passed with a plurality of these Shares. The results were as follows:

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	30,614,245.484	45.533%	96.109%	1,239,364.129	1.843%	3.891%
Ann D. Borowiec	30,435,581.871	45.267%	95.548%	1,418,027.742	2.109%	4.452%
Joseph W. Chow	30,616,804.318	45.537%	96.117%	1,236,805.295	1.840%	3.883%
Patrick P. Coyne	30,465,215.661	45.311%	95.641%	1,388,393.952	2.065%	4.359%
John A. Fry	30,611,270.414	45.529%	96.100%	1,242,339.199	1.848%	3.900%
Lucinda S. Landreth	30,520,283.474	45.393%	95.814%	1,333,326.139	1.983%	4.186%
Frances A. Sevilla-Sacasa	30,618,946.878	45.540%	96.124%	1,234,662.735	1.836%	3.876%
Thomas K. Whitford	30,617,950.907	45.539%	96.121%	1,235,658.706	1.838%	3.879%
Janet L. Yeomans	30,511,973.825	45.381%	95.788%	1,341,635.788	1.995%	4.212%
J. Richard Zecher	30,404,047.380	45.220%	95.449%	1,449,562.233	2.156%	4.551%

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Healthcare Fund

Shares voted for	9,863,614.998
Percentage of outstanding shares	41.955%
Percentage of shares voted	67.413%
Shares voted against	442,721.060
Percentage of outstanding shares	1.883%
Percentage of shares voted	3.026%
Shares abstained	315,021.042
Percentage of outstanding shares	1.340%
Percentage of shares voted	2.153%
Broker non-votes	4,010,297.000

42

Delaware Smid Cap Growth Fund

Shares voted for	16,793,346.467
Percentage of outstanding shares	38.407%
Percentage of shares voted	74.920%
Shares voted against	1,193,298.873
Percentage of outstanding shares	2.729%
Percentage of shares voted	5.324%
Shares abstained	895,327.111
Percentage of outstanding shares	2.048%
Percentage of shares voted	3.994%
Broker non-votes	3,533,029.001

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Healthcare Fund

Shares voted for	9,824,920.030
Percentage of outstanding shares	41.790%
Percentage of shares voted	67.148%
Shares voted against	469,576.457
Percentage of outstanding shares	1.997%
Percentage of shares voted	3.209%
Shares abstained	326,859.613
Percentage of outstanding shares	1.390%
Percentage of shares voted	2.234%
Broker non-votes	4,010,298.000

Delaware Smid Cap Growth Fund

Shares voted for	15,632,806.104
Percentage of outstanding shares	35.753%
Percentage of shares voted	69.743%
Shares voted against	2,276,635.359
Percentage of outstanding shares	5.207%
Percentage of shares voted	10.157%
Shares abstained	972,534.987
Percentage of outstanding shares	2.224%
Percentage of shares voted	4.339%
Broker non-votes	3,533,025.001

43

Other Fund information (Unaudited) Delaware Healthcare Fund

Proxy Results (continued)

4.(a) To revise provisions of the Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Equity Funds IV

Shares voted for	21,393,839.531
Percentage of outstanding shares	31.819%
Percentage of shares voted	67.163%
Shares voted against	753,374.392
Percentage of outstanding shares	1.121%
Percentage of shares voted	2.365%
Shares abstained	990,362.790
Percentage of outstanding shares	1.473%
Percentage of shares voted	3.109%
Broker non-votes	8,716,032.900

4.(b) To revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group Equity Funds IV

Shares voted for	21,226.986.226
Percentage of outstanding shares	31.571%
Percentage of shares voted	66.639%
Shares voted against	930,386.845
Percentage of outstanding shares	1.384%
Percentage of shares voted	2.921%
Shares abstained	980,199.642
Percentage of outstanding shares	1.458%
Percentage of shares voted	3.077%
Broker non-votes	31,853,609.613

44

4.(c) To revise provisions of the Trust’s By-Laws so that Delaware state law will apply to matters related to proxies.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Equity Funds IV

Shares voted for	21,596,390.364
Percentage of outstanding shares	32.121%
Percentage of shares voted	67.799%
Shares voted against	647,366.403
Percentage of outstanding shares	0.963%
Percentage of shares voted	2.032%
Shares abstained	893,823.946
Percentage of outstanding shares	1.329%
Percentage of shares voted	2.806%
Broker non-votes	8,716,028.900

45

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Patrick P. Coyne[1,4]	President,	Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		Chairman
August 2006–
February 2015
President and
Chief Executive Officer
since August 1, 2006
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015

Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
		Director and Audit
		Committee Member
		Kaydon Corp.
		(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Chief Executive Officer	65	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President		and Governance Committee
Franklin & Marshall College		Member Community
(July 2002–July 2010)		Health Systems
Director — Drexel
Morgan & Co.
Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

49

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010)
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

David P. O’Connor [4]	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]

Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]

David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]

Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
[4]	Messrs. Coyne and O’Connor have retired from their positions with the Funds effective as of the close of business on May 23, 2015.

53

About the organization

Board of trustees
Patrick P. Coyne	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford
President and	Former Chief Executive	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	Officer	Officer	PNC Financial Services Group
Delaware Investments®	Private Wealth Management	Assurant, Inc.	Pittsburgh, PA
Family of Funds	J.P. Morgan Chase & Co.	New York, NY
Philadelphia, PA	New York, NY		Janet L. Yeomans
		Frances A.	Former Vice President and
Thomas L. Bennett	Joseph W. Chow	Sevilla-Sacasa	Treasurer
Chairman of the Board	Former Executive Vice	Chief Executive Officer	3M Corporation
Delaware Investments	President	Banco Itaú	St. Paul, MN
Family of Funds	State Street Corporation	International
Private Investor	Brookline, MA	Miami, FL	J. Richard Zecher
Rosemont, PA			Founder
	John A. Fry		Investor Analytics
	President		Scottsdale, AZ
Drexel University
Philadelphia, PA
Affiliated officers
David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Forms N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

This page intentionally left blank.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,200 for the fiscal year ended March 31, 2015.2

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $54,000 for the fiscal year ended September 30, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2014.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.
2 On March 21, 2014, the registrant’s Board of Trustees approved a proposal to change the Fund’s fiscal year end from September 30 to March 31. This was effective for the period ending March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,270 for the fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,530,526 and $5,653,375 for the registrant’s fiscal years ended March 31, 2015 and September 30, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS IV

/s/ ROGER A. EARLY
By:	Roger A. Early
Title:	Chief Executive Officer
Date:	June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ ROGER A. EARLY
By:	Roger A. Early
Title:	Chief Executive Officer
Date:	June 5, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2015